Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Sara Kesten
Semtech Corporation
(805) 480-2004
webir@semtech.com

Semtech Announces First Quarter of Fiscal Year 2025 Results

•Net sales of $206.1 million, above the high-end of guidance range
•GAAP gross margin of 48.3% and Non-GAAP gross margin of 49.8%, above the midpoint of guidance
•GAAP operating expenses of $96.4 million, down 16% year-over-year, and Non-GAAP operating expenses of $77.4 million, down 17% year-over-year and below the midpoint of guidance
•GAAP net loss attributable to common stockholders of $23.2 million and Non-GAAP net income attributable to common stockholders of $4.1 million
•GAAP diluted loss per share of $0.36 and Non-GAAP diluted earnings per share of $0.06, above the high-end of guidance range
•Adjusted EBITDA of $33.1 million, above the high-end of guidance range

CAMARILLO, Calif., June 5, 2024—Semtech Corporation (Nasdaq: SMTC), a high-performance semiconductor, IoT systems and cloud connectivity service provider, today reported unaudited financial results for its first quarter of fiscal year 2025, which ended April 28, 2024.
"I am pleased with Semtech’s solid first quarter financial performance, with net sales above the high-end of our guidance range, along with meaningful declines in channel inventories across each of our end markets," said Paul H. Pickle, Semtech's president and chief executive officer. "Our semiconductor business continues to grow, and we believe our hardware business has reached bedrock, with expectations for a recovery profile in the second half of the year."
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2	Semtech Announces First Quarter of Fiscal Year 2025 Results
"We continue to closely monitor costs, with non-GAAP operating expenses down 17% year-over-year, and we believe we have improved allocation of spending to drive near-term financial results," said Mark Lin, Semtech's executive vice president and chief financial officer. "Adjusted EBITDA and adjusted EBITDA margin both improved sequentially and year-over-year, further demonstrating cost management and leverage in our business model."
First Quarter of Fiscal Year 2025 Results

	GAAP Financial Results			Non-GAAP Financial Results
(in millions, except per share data)	Q125	Q424	Q124	Q125	Q424	Q124
Net sales	$206.1	$192.9	$236.5	$206.1	$192.9	$236.5
Gross margin	48.3%	(0.2)%	43.5%	49.8%	48.9%	48.5%
Operating expenses, net	$96.4	$619.6	$114.8	$77.4	$76.5	$92.7
Operating income (loss)	$3.1	$(620.0)	$(11.9)	$25.2	$17.8	$22.0
Operating margin	1.5%	(321.3)%	(5.0)%	12.2%	9.2%	9.3%
Interest expense, net	$22.7	$22.1	$19.4	$20.5	$19.9	$18.4
Net (loss) income attributable to common stockholders	$(23.2)	$(642.4)	$(29.4)	$4.1	$(3.7)	$2.8
Diluted (loss) earnings per share	$(0.36)	$(9.98)	$(0.46)	$0.06	$(0.06)	$0.04
Adjusted EBITDA				$33.1	$24.0	$30.8
Adjusted EBITDA margin				16.1%	12.5%	13.0%
See "Non-GAAP Financial Measures" below for additional information about our non-GAAP financial results.
Second Quarter of Fiscal Year 2025 Outlook

(in millions, except per share data)
Net sales	$212.0	+/-	$5.0
Non-GAAP Financial Measures
Gross margin	50.0%	+/-	50 bps
Operating expenses, net	$77.5	+/-	$1.0
Operating income	$28.5	+/-	$2.6
Operating margin	13.4%	+/-	90 bps
Interest expense, net	$20.5
Normalized tax rate	15%
Diluted earnings per share	$0.09	+/-	$0.03
Adjusted EBITDA	$36.3	+/-	$2.6

Diluted share count	72.4
See "Non-GAAP Financial Measures" below for additional information about our non-GAAP financial results.
The Company is unable to include a reconciliation of forward-looking non-GAAP results to the corresponding GAAP measures as this is not available without unreasonable efforts due to the high variability and low visibility with respect to the impact of transaction, integration and restructuring expenses, share-based awards, amortization of acquisition-related intangible assets and other items that

3	Semtech Announces First Quarter of Fiscal Year 2025 Results
are excluded from these non-GAAP measures. The Company expects the variability of the above charges to have a potentially significant impact on its GAAP financial results.
Webcast and Conference Call
Semtech will be hosting a conference call today to discuss its first fiscal quarter 2025 results at 2:00 p.m. Pacific time. The dial-in number for the call is (877) 407-0312. Please use conference ID 13746448. An audio webcast and supplemental earnings materials for the quarter will be available on the Investor Relations section of Semtech's website at investors.semtech.com under "News & Events." A replay of the call will be available through July 3, 2024 at the same website or by calling (877) 660-6853 and entering conference ID 13746448.
Non-GAAP Financial Measures
To supplement the Company's consolidated financial statements prepared in accordance with GAAP, this release includes a presentation of select non-GAAP financial measures. The Company's non-GAAP measures of gross margin, SG&A expense, product development and engineering expense, operating expenses, net, operating income or loss, operating margin, interest expense, net, diluted (loss) earnings per share, normalized tax rate, adjusted EBITDA and adjusted EBITDA margin exclude the following items, if any and as applicable, as set forth in the reconciliations in the tables below under "Supplemental Information: Reconciliation of GAAP to Non-GAAP Results:"
•Share-based compensation
•Intangible amortization
•Transaction and integration related costs or recoveries (including costs associated with the acquisition and integration of Sierra Wireless, Inc.)
•Restructuring and other reserves, including cumulative other reserves associated with historical activity including environmental, pension, deferred compensation and right-of-use asset impairments
•Litigation costs or dispute settlement charges or recoveries
•Gain on sale of business
•Equity method income or loss
•Investment gains, losses, reserves and impairments, including interest income from debt investments
•Write-off and amortization of deferred financing costs
•Debt commitment fee
•Goodwill and intangible impairment
•Amortization of inventory step-up

4	Semtech Announces First Quarter of Fiscal Year 2025 Results
Effective as of the third quarter of fiscal year 2024, the Company's non-GAAP measures have been adjusted to exclude amortization of deferred financing costs, which had the impact of decreasing non-GAAP interest expense, net and increasing non-GAAP net income or loss attributable to common stockholders and non-GAAP earnings or loss per diluted share. This adjustment was applied retrospectively and all prior period amounts have been revised to conform to the current presentation.
To provide additional insight into the Company's second quarter outlook, this release also includes a presentation of forward-looking non-GAAP financial measures. In this release, the Company also presents adjusted EBITDA, adjusted EBITDA margin and free cash flow. Adjusted EBITDA is defined as net (loss) income plus interest expense, interest income, provision (benefit) for income taxes, depreciation and amortization, and share-based compensation, and adjusted to exclude certain expenses, gains and losses that the Company believes are not indicative of its core results over time. Adjusted EBITDA margin is defined as adjusted EBITDA as a percentage of net sales. The Company considers free cash flow, which may be positive or negative, a non-GAAP financial measure defined as cash flows provided by (used in) operating activities less net capital expenditures. Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding the Company's financial condition and results of operations. These non-GAAP financial measures are adjusted to exclude the items identified above because such items are either operating expenses that would not otherwise have been incurred by the Company in the normal course of the Company's business operations, or are not reflective of the Company's core results over time. These excluded items may include recurring as well as non-recurring items, and no inference should be made that all of these adjustments, charges, costs or expenses are unusual, infrequent or non-recurring. For example: certain restructuring and integration-related expenses (which consist of employee termination costs, facility closure or lease termination costs, and contract termination costs) may be considered recurring given the Company's ongoing efforts to be more cost effective and efficient; certain acquisition and disposition-related adjustments or expenses may be deemed recurring given the Company's regular evaluation of potential transactions and investments; and certain litigation expenses or dispute settlement charges or gains (which may include estimated losses for which the Company may have established a reserve, as well as any actual settlements, judgments, or other resolutions against, or in favor of, the Company related to litigation, arbitration, disputes or similar matters, and insurance recoveries received by the Company related to such matters) may be viewed as recurring given that the Company may from time to time be involved in, and may resolve, litigation, arbitration, disputes, and similar matters.
Notwithstanding that certain adjustments, charges, costs or expenses may be considered recurring, in order to provide meaningful comparisons, the Company believes that it is appropriate to exclude such items because they are not reflective of the Company's core results and tend to vary based on timing,

5	Semtech Announces First Quarter of Fiscal Year 2025 Results
frequency and magnitude.
These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's comparable financial performance between periods. In addition, the Company's management generally excludes the items noted above when managing and evaluating the performance of the business. The financial statements provided with this release include reconciliations of these non-GAAP financial measures to their most comparable GAAP measures for the first and fourth quarters of fiscal year 2024 and the first quarter of fiscal year 2025.
The Company adopted a full-year, normalized tax rate for the computation of the non-GAAP income tax provision in order to provide better comparability across the interim reporting periods by reducing the quarterly variability in non-GAAP tax rates that can occur throughout the year. In estimating the full-year non-GAAP normalized tax rate, the Company utilized a full-year financial projection that considers multiple factors such as changes to the Company's current operating structure, existing positions in various tax jurisdictions, the effect of key tax law changes, and other significant tax matters to the extent they are applicable to the full fiscal year financial projection. In addition to the adjustments described above, this normalized tax rate excludes the impact of share-based awards and the amortization of acquisition-related intangible assets. For fiscal year 2025, the Company's projected non-GAAP normalized tax rate is 15% and will be applied to each quarter of fiscal year 2025. The Company's non-GAAP normalized tax rate on non-GAAP net income may be adjusted during the year to account for events or trends that the Company believes materially impact the original annual non-GAAP normalized tax rate including, but not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. These additional non-GAAP financial measures should not be considered substitutes for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies.
Forward-Looking and Cautionary Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company's current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance including the second quarter of fiscal year 2025 outlook; future operational performance; the anticipated impact of specific items on future earnings; the Company's expectations regarding near term growth trends; and the Company's plans, objectives and expectations. Statements containing words such as "may," "believes," "anticipates," "expects," "intends," "plans," "projects," "estimates," "should,"

6	Semtech Announces First Quarter of Fiscal Year 2025 Results
"will," "designed to," "projections," or "business outlook," or other similar expressions constitute forward-looking statements.
Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the Company's ability to comply with, or pursue business strategies due to the covenants under the agreements governing its indebtedness; the Company's ability to remediate material weakness in its internal control over financial reporting, discovery of additional weaknesses, and its inability to achieve and maintain effective disclosure controls and procedures and internal control over financial reporting; the Company's ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty; the inherent risks, costs and uncertainties associated with integrating Sierra Wireless, Inc. successfully and risks of not achieving all or any of the anticipated benefits, or the risk that the anticipated benefits may not be fully realized or take longer to realize than expected; the uncertainty surrounding the impact and duration of supply chain constraints and any associated disruptions; export restrictions and laws affecting the Company's trade and investments, and tariffs or the occurrence of trade wars; worldwide economic and political disruptions, including as a result of inflation and current geopolitical conflicts; tightening credit conditions related to the United States banking system concerns; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreased average selling prices of the Company's products; the Company's reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user markets; future responses to and effects of public health crises; and the Company's ability to forecast its annual non-GAAP normalized tax rate due to material changes that could occur during the fiscal year, which could include, but are not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2024, filed with the SEC on March 28, 2024 as such risk factors may be amended, supplemented or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue

7	Semtech Announces First Quarter of Fiscal Year 2025 Results
reliance on any forward-looking information contained herein, which reflect management's analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.
Amounts reported in this press release are preliminary and subject to the finalization of the filing of our unaudited financial results on Form 10-Q for the three months ended April 28, 2024.
About Semtech
Semtech Corporation (Nasdaq: SMTC) is a high-performance semiconductor, IoT systems and cloud connectivity service provider dedicated to delivering high-quality technology solutions that enable a smarter, more connected and sustainable planet. Our global teams are committed to empowering solution architects and application developers to develop breakthrough products for the infrastructure, industrial and consumer markets. To learn more about Semtech technology, visit us at Semtech.com or follow us on LinkedIn or X.

Semtech and the Semtech logo are registered trademarks or service marks of Semtech Corporation or its subsidiaries.
SMTC-F

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
Net sales	$206,105	$192,948	$236,539
Cost of sales	104,232	99,266	122,738
Amortization of acquired technology	2,281	2,280	10,855
Acquired technology impairments	—	91,792	—
Total cost of sales	106,513	193,338	133,593
Gross profit	99,592	(390)	102,946
Operating expenses, net:
Selling, general and administrative	52,269	55,198	57,780
Product development and engineering	41,604	41,505	50,601
Intangible amortization	307	307	4,882
Restructuring	2,269	9,167	1,563
Intangible impairments	—	39,593	—
Goodwill impairment	—	473,800	—
Total operating expenses, net	96,449	619,570	114,826
Operating income (loss)	3,143	(619,960)	(11,880)
Interest expense	(23,229)	(22,827)	(20,510)
Interest income	542	734	1,069
Non-operating income (expense), net	400	(2,045)	(473)
Investment impairments and credit loss reserves, net	(1,109)	(1,679)	(33)
Loss before taxes and equity method income (loss)	(20,253)	(645,777)	(31,827)
Provision (benefit) for income taxes	2,956	(3,345)	(2,417)
Net loss before equity method income (loss)	(23,209)	(642,432)	(29,410)
Equity method income (loss)	50	75	(7)
Net loss	(23,159)	(642,357)	(29,417)
Net income (loss) attributable to noncontrolling interest	—	6	(2)
Net loss attributable to common stockholders	$(23,159)	$(642,363)	$(29,415)

Loss per share:
Basic	$(0.36)	$(9.98)	$(0.46)
Diluted	$(0.36)	$(9.98)	$(0.46)

Weighted average number of shares used in computing loss per share:
Basic	64,509	64,363	63,924
Diluted	64,509	64,363	63,924

SEMTECH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	April 28, 2024	January 28, 2024
ASSETS
Current assets:
Cash and cash equivalents	$126,777	$128,585
Accounts receivable, net	153,921	134,322
Inventories	148,541	144,992
Prepaid taxes	10,405	11,969
Other current assets	99,628	114,329
Total current assets	539,272	534,197
Non-current assets:
Property, plant and equipment, net	146,944	153,618
Deferred tax assets	15,271	18,014
Goodwill	540,923	541,227
Other intangible assets, net	35,086	35,566
Other assets	99,013	91,113
Total assets	$1,376,509	$1,373,735

LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$64,674	$45,051
Accrued liabilities	160,217	172,105
Total current liabilities	224,891	217,156
Non-current liabilities:
Deferred tax liabilities	—	829
Long-term debt	1,373,422	1,371,039
Other long-term liabilities	91,294	91,961
Stockholders’ deficit	(313,098)	(307,434)
Noncontrolling interest	—	184
Total liabilities & equity (deficit)	$1,376,509	$1,373,735

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND SUPPLEMENTAL INFORMATION
(in thousands)
(unaudited)

		Three Months Ended
		April 28, 2024	April 30, 2023
Net loss		$(23,159)	$(29,417)

Net cash used in operating activities		(89)	(89,987)
Net cash provided by (used in) investing activities		1,791	(14,407)
Net cash (used in) provided by financing activities		(3,198)	33,728
Effect of foreign exchange rate changes on cash and cash equivalents		(312)	(646)
Net decrease in cash and cash equivalents		(1,808)	(71,312)
Cash and cash equivalents at beginning of period		128,585	235,510
Cash and cash equivalents at end of period		$126,777	$164,198

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
Free cash flow:
Cash flow from operations	$(89)	$13,919	$(89,987)
Net capital expenditures	(1,334)	(1,712)	(13,977)
Free cash flow	$(1,423)	$12,207	$(103,964)

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
Net sales by reportable segment (1):
Signal Integrity	$58,299	$42,831	$40,891
Analog Mixed Signal and Wireless	75,344	60,423	59,619
IoT Systems and Connectivity	72,462	89,694	136,029
Total net sales by reportable segment	$206,105	$192,948	$236,539

(1) In the fourth quarter of fiscal year 2024, as a result of organizational restructuring, the wireless business, which was previously included in the IoT Systems operating segment, and the software defined video over ethernet business, which was previously included in the Signal Integrity operating segment, were moved into the Analog Mixed Signal and Wireless operating segment, formerly the Advanced Protection and Sensing operating segment, which also includes the proximity sensing, power and protection businesses. In the first quarter of fiscal year 2025, as a result of organizational restructuring, the Company combined the IoT Systems operating segment and the IoT Connected Services operating segment into the newly formed IoT Systems and Connectivity operating segment. As a result of the reorganization, the Company has three reportable segments. All prior year information in the table above has been revised retrospectively to reflect the changes to the Company's reportable segments.

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
Net sales by end market:
Infrastructure	$55,977	$39,387	$39,000
High-End Consumer	34,539	32,059	21,594
Industrial	115,589	121,502	175,945
Total net sales by end market	$206,105	$192,948	$236,539

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
Gross margin (GAAP)	48.3%	(0.2)%	43.5%
Share-based compensation	0.4%	0.3%	0.2%
Amortization of acquired technology	1.1%	1.2%	4.6%
Restructuring and other reserves, net	—%	—%	0.2%
Acquired technology impairments	—%	47.6%	—%
Adjusted gross margin (Non-GAAP)	49.8%	48.9%	48.5%

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
Selling, general and administrative (GAAP)	$52,269	$55,198	$57,780
Share-based compensation	(11,391)	(8,361)	(4,502)
Transaction and integration related costs, net	(1,845)	(8,476)	(7,068)
Litigation costs, net	(98)	(36)	(26)
Adjusted selling, general and administrative (Non-GAAP)	$38,935	$38,325	$46,184

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
Product development and engineering (GAAP)	$41,604	$41,505	$50,601
Share-based compensation	(3,161)	(2,868)	(3,539)
Transaction and integration related costs, net	—	(432)	(534)
Adjusted product development and engineering (Non-GAAP)	$38,443	$38,205	$46,528

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
Operating expenses, net (GAAP)	$96,449	$619,570	$114,826
Share-based compensation	(14,552)	(11,229)	(8,041)
Intangible amortization	(307)	(307)	(4,882)
Transaction and integration related costs, net	(1,845)	(8,908)	(7,602)
Restructuring and other reserves, net	(2,269)	(9,167)	(1,563)
Litigation costs, net	(98)	(36)	(26)
Intangible impairments	—	(39,593)	—
Goodwill impairment	—	(473,800)	—
Adjusted operating expenses, net (Non-GAAP)	$77,378	$76,530	$92,712

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
Operating income (loss) (GAAP)	$3,143	$(619,960)	$(11,880)
Share-based compensation	15,234	11,829	8,404
Intangible amortization	2,588	2,587	15,737
Transaction and integration related costs, net	1,845	8,908	7,651
Restructuring and other reserves, net	2,269	9,167	2,060
Litigation costs, net	98	36	26
Intangible impairments	—	131,385	—
Goodwill impairment	—	473,800	—
Adjusted operating income (Non-GAAP)	$25,177	$17,752	$21,998

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
Operating margin (GAAP)	1.5%	(321.3)%	(5.0)%
Share-based compensation	7.4%	6.1%	3.6%
Intangible amortization	1.3%	1.3%	6.6%
Transaction and integration related costs, net	0.9%	4.6%	3.2%
Restructuring and other reserves, net	1.1%	4.8%	0.9%
Intangible impairments	—%	68.1%	—%
Goodwill impairment	—%	245.6%	—%
Adjusted operating margin (Non-GAAP)	12.2%	9.2%	9.3%

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
Interest expense, net (GAAP)	$22,687	$22,093	$19,441
Amortization of deferred financing costs	(2,379)	(2,380)	(1,414)
Investment income	170	201	350
Adjusted interest expense, net (Non-GAAP)	$20,478	$19,914	$18,377

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
GAAP net loss attributable to common stockholders	$(23,159)	$(642,363)	$(29,415)
Adjustments to GAAP net loss attributable to common stockholders:
Share-based compensation	15,234	11,829	8,404
Intangible amortization	2,588	2,587	15,737
Transaction and integration related costs, net	1,845	8,908	7,651
Restructuring and other reserves, net	2,269	9,167	2,060
Litigation costs, net	98	36	26
Investment losses (gains), reserves and impairments, net	662	1,478	(317)
Amortization of deferred financing costs	2,379	2,380	1,414
Intangible impairments	—	131,385	—
Goodwill impairment	—	473,800	—
Total Non-GAAP adjustments before taxes	25,075	641,570	34,975
Associated tax effect	2,233	(2,840)	(2,795)
Equity method (income) loss	(50)	(75)	7
Total of supplemental information, net of taxes	27,258	638,655	32,187
Non-GAAP net income (loss) attributable to common stockholders	$4,099	$(3,708)	$2,772

GAAP diluted loss per share	$(0.36)	$(9.98)	$(0.46)
Adjustments per above	0.42	9.92	0.50
Non-GAAP diluted earnings (loss) per share	$0.06	$(0.06)	$0.04

Weighted-average number of shares used in computing diluted earnings (loss) per share:
GAAP	64,509	64,363	63,924
Non-GAAP	67,620	64,363	63,924

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 28, 2024	January 28, 2024	April 30, 2023
	Q125	Q424	Q124
GAAP net loss attributable to common stockholders	$(23,159)	$(642,363)	$(29,415)
Interest expense	23,229	22,827	20,510
Interest income	(542)	(734)	(1,069)
Non-operating (income) expense, net	(400)	2,045	473
Investment impairments and credit loss reserves, net	1,109	1,679	33
Provision (benefit) for income taxes	2,956	(3,345)	(2,417)
Equity method (income) loss	(50)	(75)	7
Net income (loss) attributable to noncontrolling interest	—	6	(2)
Share-based compensation	15,234	11,829	8,404
Depreciation and amortization	10,504	8,864	24,523
Transaction and integration related costs, net	1,845	8,908	7,651
Restructuring and other reserves, net	2,269	9,167	2,060
Litigation costs, net	98	36	26
Intangible impairments	—	131,385	—
Goodwill impairment	—	473,800	—
Adjusted EBITDA	$33,093	$24,029	$30,784

Adjusted EBITDA margin	16.1%	12.5%	13.0%

CONTACT:
Sara Kesten
Semtech Corporation
(805) 480-2004
webir@semtech.com